INVESTMENTS - Maturity Date (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
INVESTMENTS
Structured note		$ 113,663	$ 111,064
Investments accounted for at Fair Values	$ 24,117	23,127	73,089	$ 148,580
Equity investments without Readily Determinable Fair Values	46,709	53,539	111,085
Equity method investments	27,031	29,607	29,085
Total long-term investments	$ 97,857	$ 219,936	$ 324,323